Exhibit 99.1

NII HOLDINGS ANNOUNCES 2014 FOURTH QUARTER AND YEAR-END RESULTS

•	Fourth quarter net subscriber additions of 129,000, resulting in an ending base of 9.2 million subscribers; full year net subscriber loss of 61,000

•	Fourth quarter consolidated operating revenues of $854 million; full year 2014 consolidated operating revenues of $3.7 billion

•	Fourth quarter consolidated adjusted operating income before depreciation and amortization (adjusted OIBDA) loss of $83 million; full year 2014 consolidated adjusted OIBDA loss of $251 million

RESTON, Va., March 10, 2015 - NII Holdings, Inc. today announced its consolidated financial results for the fourth quarter and full year 2014. For the fourth quarter of 2014, the Company reported 129,000 net subscriber additions, marking the first quarter the Company has achieved consolidated subscriber growth since the second quarter of 2013. Financial results for the fourth quarter of 2014 included consolidated operating revenues of $854 million, a consolidated adjusted OIBDA loss of $83 million, and a consolidated operating loss of $336 million. Consolidated adjusted OIBDA results for the quarter and the full year exclude the impact of non-cash asset impairments, restructuring charges and other unusual items. Capital expenditures were $132 million for the fourth quarter of 2014.

For the full year 2014, the Company reported a net loss of 61,000 subscribers bringing its year-end base to 9.2 million subscribers. Financial results for the full year 2014 include consolidated operating revenues of $3.7 billion, a consolidated adjusted OIBDA loss of $251 million, and a consolidated operating loss of $1.11 billion. Capital expenditures were $428 million for the full year 2014.

“Our fourth quarter operational and financial results are beginning to show improvement, although we still fell short of our goals,” said Steve Shindler, NII Holdings’ chief executive officer. “Our return to subscriber growth for the first time in six quarters reflects a turning point in our business and is a significant step forward in our efforts to return to revenue growth, and ultimately, profitability. Our focus for 2015 will be to continue to build on this subscriber growth trend and improve our operating performance.”

NII Holdings' consolidated average monthly service revenue per subscriber (ARPU) was $25 for the fourth quarter, down sequentially from $28 in the third quarter. The Company also reported consolidated average monthly churn of 3.4 percent for the fourth quarter, consistent with the monthly churn rate in the third quarter of 2014 and a 47 basis point decrease from the churn rate reported in the fourth quarter of 2013. Consolidated cost per gross subscriber addition (CPGA) was $227 for the fourth quarter, a $9 decrease from the third quarter of 2014. During the fourth quarter the Company recorded a $34.0 million charge for inventory obsolescence; without this charge CPGA would have been $195 instead of $227 during the period.

On January 26, 2015, the Company announced an agreement to sell its operations in Mexico to AT&T. The sale is subject to the approval of the U.S. Bankruptcy Court for the Southern District of New York, where the Chapter 11 cases initiated by the Company and certain of its subsidiaries are pending, regulatory approvals in Mexico and the completion of a competitive bidding process that will be conducted under the supervision of the Bankruptcy Court. This transaction is expected to close by mid-2015. Additional information regarding the transaction with AT&T is included in the Current Report and in the Form 8-K filed with the Securities and Exchange Commission on January 26, 2015.

“We remain confident that we can grow our subscriber and revenue base, while continuing to streamline our cost structure,” said Juan Figuereo, NII Holdings' executive vice president and chief financial officer. “Our objective in 2014 was to improve our business performance primarily by returning to subscriber growth, and while we were able to finally achieve that goal in the fourth quarter, our diminishing liquidity made it necessary for us to file for Chapter 11 protection in order to restructure our debt. Given the economics of the restructuring and the potential challenges we were facing in implementing it, we determined that the sale of our Mexican operations would provide a better outcome for our creditors and other stakeholders. We expect this transaction will improve our liquidity and provide funding to invest in our Brazil business, which we believe provides a significant opportunity to create long-term value for our stakeholders.”

In light of its decision to file a voluntary petition for relief under Chapter 11 of the Bankruptcy Code last year, the Company will not host a financial results conference call this quarter. Additional details regarding the Company’s results and the bankruptcy proceedings are included in the Company’s Annual Report on Form 10-K for 2014 that was filed with the Securities and Exchange Commission. Additional information on the Company’s bankruptcy proceedings, including motions filed with the bankruptcy court and orders issued by the court may be accessed through the website of the Company’s bankruptcy claims and noticing agent at https://cases.primeclerk.com/nii/. Additional operational and financial details are also available under the Investor Relations link at www.nii.com.

In addition to the financial results prepared in accordance with accounting principles generally accepted in the United States (GAAP) provided throughout this press release and in the attached financial tables, NII Holdings has presented consolidated adjusted OIBDA, ARPU, and CPGA. These measures are non-GAAP financial measures and should be considered in addition to, but not as substitutes for, the information prepared in accordance with GAAP. Reconciliations from GAAP results to these non-GAAP financial measures are provided in the notes to the attached financial tables To view these and other reconciliations of non-GAAP financial measures that the Company uses, visit the investor relations link at www.nii.com.

About NII Holdings, Inc.
NII Holdings, Inc., a publicly held company based in Reston, VA, is a provider of differentiated mobile communication services for businesses and high value consumers in Latin America. NII Holdings, operating under the Nextel brand in Brazil, Mexico and Argentina, offers fully integrated wireless communications tools with digital cellular voice services, data services, wireless Internet access and Nextel Direct Connect® and International Direct ConnectSM, a digital two-way radio. NII Holdings has been named one of the best places to work among multinationals in Latin America by the Great Place to Work® Institute. Visit the Company's website at www.nii.com.
Nextel, the Nextel logo and Nextel Direct Connect are trademarks and/or service marks of Nextel Communications, Inc.
Visit NII Holdings' news room for news and to access the news centers for the Company’s market operations: nii.com/newsroom.

Safe Harbor Statement

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995. This news release includes “forward-looking statements” within the meaning of the securities laws. The statements in this news release regarding the business outlook, future performance and forward-looking guidance, as well as other statements that are not historical facts, are forward-looking statements. Forward-looking statements are estimates and projections reflecting management's judgment based on currently available information and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. With respect to these forward-looking statements, management has made assumptions regarding, among other things, the Company’s ability to meet its business plans, the Company’s ability to close the sale of its Mexico operations, the Company’s ability to develop and gain creditor support for a plan of reorganization and emerge from its Chapter 11 bankruptcy proceedings, customer growth and retention, pricing, network usage, operating costs, the timing of various events, the economic and regulatory environment and the foreign exchange rates that will prevail during 2015. Future performance cannot be assured and actual results may differ materially from those in the forward-looking statements. Some factors that could cause actual results to differ include the risks and uncertainties relating to the impact of liquidity constraints; the impact of more intense competitive conditions and changes in economic conditions in the markets we serve; the risk that the Company’s network technologies will not perform properly or support the services our customers want or need; the ability of the Company to continue as a going concern; the ability to complete the sale of the Company’s Mexico operations; the ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 proceedings including with respect to the sale of the Company’s Mexico operations; the ability to develop, obtain creditor support for, and complete one or more plans of reorganization with respect to the Company’s and certain of its subsidiaries’ Chapter 11 proceedings; the impact of Bankruptcy Court rulings in the Chapter 11 proceedings and the outcome of the Chapter 11 proceedings in general; the length of time the Company and certain of its subsidiaries remain subject to the Chapter 11 proceedings and the Bankruptcy Court’s jurisdiction; risks associated with actions taken or motions filed by third parties in the Chapter 11 proceedings, which may interfere with the ability to develop and consummate one or more plans of reorganization once such plans are developed; the potential adverse effects of the Chapter 11 proceedings on the liquidity, results of operations, brand or business prospects of the Company’s operating subsidiaries, the ability to execute the Company’s business and restructuring plan; increased legal costs related to the Chapter 11 proceedings and other litigation; and the additional risks and uncertainties that are described in NII Holdings' Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as well as in other reports filed from time to time by NII Holdings with the Securities and Exchange Commission. This press release speaks only as of its date, and NII Holdings disclaims any duty to update the information herein.

Media Contacts:

NII Holdings, Inc.
1875 Explorer Street, Suite 1000
Reston, VA. 20190
(703) 390-5100
www.nii.com

Investor and Media Relations: Tahmin Clarke
(703) 390-7174
tahmin.clarke@nii.com

NII HOLDINGS, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2014 AND 2013
(in millions, except per share amounts)

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
	(unaudited)

Operating revenues Service and other revenues	$3,447.2	$4,517.2	$805.8	$1,006.1
Handset and accessory revenues	241.5	194.4	48.4	57.7
	3,688.7	4,711.6	854.2	1,063.8
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	1,308.8	1,392.2	319.6	296.4
Cost of handsets and accessories	973.5	884.8	224.5	249.3
Selling, general and administrative	1,699.1	1,941.8	393.3	498.8
Impairment and restructuring charges	220.7	168.5	92.4	21.5
(Gain) loss on sale of towers	(74.6)	—	0.8	—
Depreciation	592.1	629.6	137.4	136.6
Amortization	80.6	63.3	21.9	16.9
	4,800.2	5,080.2	1,189.9	1,219.5
Operating loss	(1,111.5)	(368.6)	(335.7)	(155.7)
Other (expense) income Interest expense, net	(449.3)	(526.5)	(58.5)	(144.3)
Interest income	66.4	43.3	20.1	18.6
Foreign currency transaction losses, net	(130.5)	(123.4)	(81.5)	(48.6)
Other expense, net	(6.7)	(12.8)	(4.7)	(4.3)
	(520.1)	(619.4)	(124.6)	(178.6)
Loss from continuing operations before reorganization items and income tax provision	(1,631.6)	(988.0)	(460.3)	(334.3)
Reorganization items	(71.6)	—	(13.0)	—
Income tax provision	(74.1)	(446.1)	(34.0)	(371.2)
Net loss from continuing operations	(1,777.3)	(1,434.1)	(507.3)	(705.5)
Loss from discontinued operations, net of income taxes	(180.4)	(215.5)	(7.6)	(40.3)
Net loss	$(1,957.7)	$(1,649.6)	$(514.9)	$(745.8)

Net loss from continuing operations per common share, basic and diluted	$(10.31)	$(8.34)	$(2.95)	$(4.10)
Net loss from discontinued operations per common share, basic and diluted	(1.05)	(1.26)	(0.04)	(0.23)
Net loss per common share, basic and diluted	$(11.36)	$(9.60)	$(2.99)	$(4.33)

Weighted average number of common shares outstanding, basic and diluted	172.3	171.9	172.4	172.0

CONSOLIDATED BALANCE SHEETS
(in millions, except par values)

	December 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Current assets
Cash and cash equivalents	$573.6	$1,730.3
Short-term investments	153.6	585.8
Accounts receivable, less allowance for doubtful accounts of $55.0 and $54.5	398.7	511.4
Handset and accessory inventory	207.6	336.6
Deferred income taxes, net	50.7	127.4
Prepaid expenses and other	329.2	397.6
Assets related to discontinued operations	—	59.1
Total current assets	1,713.4	3,748.2
Property, plant and equipment, net	2,432.9	3,337.6
Intangible assets, net	822.1	980.4
Deferred income taxes, net	5.8	26.7
Other assets	456.4	477.3
Assets related to discontinued operations	—	109.8
Total assets	$5,430.6	$8,680.0
LIABILITIES AND STOCKHOLDERS’ (DEFICIT) EQUITY
Current liabilities
Accounts payable	$279.8	$346.1
Accrued expenses and other	563.0	959.1
Deferred revenues	89.0	127.8
Current portion of long-term debt	777.6	96.8
Deposits related to 2013 sale of towers	—	720.0
Liabilities related to discontinued operations	—	36.8
Total current liabilities	1,709.4	2,286.6
Long-term debt	734.8	5,696.7
Deferred income tax liabilities	58.1	109.0
Other long-term liabilities	299.6	227.0
Liabilities related to discontinued operations	—	5.3
Total liabilities	2,801.9	8,324.6
Liabilities subject to compromise	4,593.5	—
Commitments and contingencies
Stockholders’ (deficit) equity
Undesignated preferred stock, par value $0.001, 10.0 shares authorized, no shares issued or outstanding	—	—
Common stock, par value $0.001, 600.0 shares authorized, 172.4 shares issued and outstanding — 2014, 172.1 shares issued and outstanding — 2013	0.2	0.2
Paid-in capital	1,517.1	1,504.3
Accumulated deficit	(2,150.7)	(193.0)
Accumulated other comprehensive loss	(1,331.4)	(956.1)
Total stockholders’ (deficit) equity	(1,964.8)	355.4
Total liabilities and stockholders’ (deficit) equity	$5,430.6	$8,680.0

CONSOLIDATED CASH FLOW DATA
(in millions)

	Year Ended December 31,
	2014	2013
	(unaudited)
Cash and cash equivalents, beginning of year	$1,730.3	$1,364.9
Net cash used in operating activities	(628.7)	(192.5)
Net cash used in investing activities	(347.6)	(177.6)
Net cash (used in) provided by financing activities	(128.3)	776.6
Effect of exchange rate changes on cash and cash equivalents	(55.6)	(56.2)
Change in cash and cash equivalents related to discontinued operations	3.5	15.1
Cash and cash equivalents, end of year	$573.6	$1,730.3

NII HOLDINGS, INC. AND SUBSIDIARIES
OPERATING RESULTS AND METRICS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2014 AND 2013
(UNAUDITED)

NII Holdings, Inc. (1)
(subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
iDEN	5,513.0	7,718.0	5,513.0	7,718.0
WCDMA	3,671.4	1,527.8	3,671.4	1,527.8
Total subscriber units in commercial service (as of December 31)	9,184.4	9,245.8	9,184.4	9,245.8

iDEN net subscriber losses	(1,158.5)	(908.4)	(113.2)	(461.4)
WCDMA net subscriber additions	1,097.1	650.5	242.2	199.4
Total net subscriber (losses) additions	(61.4)	(257.9)	129.0	(262.0)

Migrations from iDEN to WCDMA	1,046.5	818.2	241.2	208.1

iDEN customer churn	3.75%	3.21%	3.57%	4.06%
WCDMA customer churn	2.57%	1.91%	3.13%	2.63%
Churn (%)	3.40%	3.11%	3.40%	3.87%

Average monthly revenue per handset/unit in service (ARPU) (1)	$28	$35	$25	$31

Cost per gross add (CPGA) (1)	$260	$280	$227	$344

(1) All operating results and metrics presented herein have been adjusted to exclude the results of Nextel Peru and Nextel Chile, which have been accounted for as discontinued operations.

Nextel Brazil
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
Operating revenues Service and other revenues	$1,694.2	$2,109.3	$403.7	$468.0
Handset and accessory revenues	154.7	98.7	28.3	34.6
	1,848.9	2,208.0	432.0	502.6
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	693.0	767.9	160.2	163.5
Cost of handsets and accessories	415.1	250.7	103.7	92.2
Selling, general and administrative	874.5	878.3	217.4	243.3
Segment (losses) earnings	$(133.7)	$311.1	$(49.3)	$3.6

iDEN	2,669.2	3,620.3	2,669.2	3,620.3
WCDMA	1,672.3	337.9	1,672.3	337.9
Total subscriber units in commercial service (as of December 31)	4,341.5	3,958.2	4,341.5	3,958.2

iDEN net subscriber losses	(537.1)	(201.6)	(176.3)	(53.0)
WCDMA net subscriber additions	920.4	313.5	241.5	123.1
Total net subscriber additions	383.3	111.9	65.2	70.1

Migrations from iDEN to WCDMA	414.0	24.4	97.0	24.4

iDEN customer churn	2.72%	2.70%	3.00%	2.50%
WCDMA customer churn	2.03%	0.95%	2.21%	1.17%
Churn (%)	2.55%	2.64%	2.71%	2.42%

ARPU (1)	$30	$40	$27	$34

CPGA (1)	$277	$234	$295	$334

Nextel Mexico
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
Operating revenues Service and other revenues	$1,375.4	$1,832.7	$311.8	$406.4
Handset and accessory revenues	41.8	40.0	9.3	7.6
	1,417.2	1,872.7	321.1	414.0
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	511.1	484.4	133.5	114.6
Cost of handsets and accessories	491.0	547.0	102.4	133.9
Selling, general and administrative	505.6	661.4	115.8	158.4
Segment (losses) earnings	$(90.5)	$179.9	$(30.6)	$7.1

iDEN	889.4	2,074.6	889.4	2,074.6
WCDMA	1,999.1	1,189.9	1,999.1	1,189.9
Total subscriber units in commercial service (as of December 31)	2,888.5	3,264.5	2,888.5	3,264.5

iDEN net subscriber losses	(552.7)	(974.2)	(58.0)	(466.3)
WCDMA net subscriber additions	176.7	337.0	0.7	76.2
Total net subscriber losses	(376.0)	(637.2)	(57.3)	(390.1)

Migrations from iDEN to WCDMA	632.5	793.9	144.0	183.6

iDEN customer churn	5.25%	3.63%	3.81%	6.70%
WCDMA customer churn	2.90%	2.21%	3.85%	2.97%
Churn (%)	3.93%	3.46%	3.83%	5.59%

ARPU (1)	$34	$36	$31	$35

CPGA (1)	$411	$559	$261	$729

Nextel Argentina
(dollars in millions, except ARPU and CPGA, and subscribers in thousands)

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
Operating revenues Service and other revenues	$379.9	$575.5	$90.3	$131.7
Handset and accessory revenues	45.1	60.9	10.8	15.6
	425.0	636.4	101.1	147.3
Operating expenses Cost of service (exclusive of depreciation and amortization included below)	105.2	140.4	25.9	18.4
Cost of handsets and accessories	69.7	90.9	18.4	23.1
Selling, general and administrative	173.9	225.7	42.9	57.1
Segment earnings	$76.2	$179.4	$13.9	$48.7

iDEN	1,954.4	2,023.1	1,954.4	2,023.1
WCDMA	—	—	—	—
Total subscriber units in commercial service (as of December 31)	1,954.4	2,023.1	1,954.4	2,023.1

iDEN net subscriber (losses) additions	(68.7)	267.5	5.0	58.0
WCDMA net subscriber additions	—	—	—	—
Total net subscriber (losses) additions	(68.7)	267.5	5.0	58.0

iDEN customer churn	4.40%	3.42%	4.29%	3.73%
WCDMA customer churn	—	—	—	—
Churn (%)	4.40%	3.42%	4.29%	3.73%

ARPU (1)	$14	$22	$14	$20

CPGA (1)	$68	$84	$63	$83

(1) For information regarding ARPU and CPGA, see “Non-GAAP Reconciliations for the Years and Three Months Ended December 31, 2014 and 2013” included in this release.

NON-GAAP RECONCILIATIONS
FOR THE YEARS AND THREE MONTHS ENDED DECEMBER 31, 2014 AND 2013
(UNAUDITED)

Consolidated OIBDA and Consolidated Adjusted OIBDA

Consolidated operating income before depreciation and amortization, or OIBDA, represents operating income before depreciation and amortization expense. Consolidated adjusted operating income before depreciation and amortization, or adjusted OIBDA, represents consolidated operating income before depreciation expense, amortization expense, material asset impairments, severance costs associated with publicly announced restructuring plans and other material non-recurring or unusual charges. Consolidated OIBDA and consolidated adjusted OIBDA are not measurements under accounting principles generally accepted in the United States, may not be similar to consolidated OIBDA and consolidated adjusted OIBDA measures of other companies and should be considered in addition to, but not as substitutes for, the information contained in our statements of operations. We believe that consolidated OIBDA and consolidated adjusted OIBDA provide useful information to investors because they are indicators of our operating performance, especially in a capital intensive industry such as ours, since they exclude items that are not directly attributable to ongoing business operations. Consolidated OIBDA and consolidated adjusted OIBDA can be reconciled to our consolidated statements of operations as follows (in millions):

NII Holdings, Inc.

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
Consolidated operating loss	$(1,111.5)	$(368.6)	$(335.7)	$(155.7)
Consolidated depreciation	592.1	629.6	137.4	136.6
Consolidated amortization	80.6	63.3	21.9	16.9
Consolidated operating (loss) income before depreciation and amortization	(438.8)	324.3	(176.4)	(2.2)
(Gain) loss on sale of towers	(74.6)	—	0.8	—
Asset impairment charges	164.6	91.2	95.5	—
Reduction of asset retirement cost	—	(48.3)	—	(48.3)
Restructuring charges (benefits)	56.2	77.4	(3.1)	21.5
Fees related to Chapter 11 filing	22.6	—	—	—
Reserve for unfulfilled handset commitments	—	14.1	—	—
Reserve for loan receivables	18.6	—	—	—
Consolidated adjusted operating (loss) income before depreciation and amortization	$(251.4)	$458.7	$(83.2)	$(29.0)

Average Monthly Revenue Per Handset/Unit in Service (ARPU)
Average monthly revenue per subscriber unit in service, or ARPU, is an industry term that measures service revenues, which we refer to as subscriber revenues, per period from our customers divided by the weighted average number of subscriber units in commercial service during that period. ARPU is not a measurement under accounting principles generally accepted in the United States, may not be similar to ARPU measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe that ARPU provides useful information concerning the appeal of our rate plans and service offerings and our performance in attracting and retaining high value customers. Other revenue includes revenues for such services as roaming, handset maintenance, cancellation fees, analog and other. ARPU can be calculated and reconciled to our consolidated statement of operations as follows (in millions, except ARPU):

NII Holdings, Inc.

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Service and other revenues	$3,447.2	$4,517.2	$805.8	$1,006.1
Less: other revenues	(422.5)	(530.6)	(109.9)	(121.6)
Total subscriber revenues	$3,024.7	$3,986.6	$695.9	$884.5

ARPU calculated with subscriber revenues	$28	$35	$25	$31

ARPU calculated with service and other revenues	$31	$39	$29	$36

Nextel Brazil

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Service and other revenues	$1,694.2	$2,109.3	$403.7	$468.0
Less: other revenues	(211.7)	(256.8)	(55.5)	(62.6)
Total subscriber revenues	$1,482.5	$1,852.5	$348.2	$405.4

ARPU calculated with subscriber revenues	$30	$40	$27	$34

ARPU calculated with service and other revenues	$34	$45	$31	$40

Nextel Mexico

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Service and other revenues	$1,375.4	$1,832.7	$311.8	$406.4
Less: other revenues	(175.0)	(205.2)	(46.2)	(45.1)
Total subscriber revenues	$1,200.4	$1,627.5	$265.6	$361.3

ARPU calculated with subscriber revenues	$34	$36	$31	$35

ARPU calculated with service and other revenues	$39	$40	$36	$39

Nextel Argentina

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Service and other revenues	$379.9	$575.5	$90.3	$131.7
Less: other revenues	(38.4)	(69.0)	(8.4)	(14.0)
Total subscriber revenues	$341.5	$506.5	$81.9	$117.7

ARPU calculated with subscriber revenues	$14	$22	$14	$20

ARPU calculated with service and other revenues	$16	$25	$15	$22

Cost per Gross Add (CPGA)
Cost per gross add, or CPGA, is an industry term that is calculated by dividing our selling, marketing and handset and accessory subsidy costs, excluding costs unrelated to initial customer acquisition, by our new subscribers during the period, or gross adds. CPGA is not a measurement under accounting principles generally accepted in the United States, may not be similar to CPGA measures of other companies and should be considered in addition, but not as a substitute for, the information contained in our statements of operations. We believe CPGA is a measure of the relative cost of customer acquisition. CPGA can be calculated and reconciled to our consolidated statements of operations as follows (in millions, except CPGA):

NII Holdings, Inc.

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Consolidated handset and accessory revenues	$241.5	$194.4	$48.4	$57.7
Less: consolidated uninsured handset replacement revenues	(20.5)	(17.4)	(3.6)	(4.5)
Consolidated handset and accessory revenues, net	221.0	177.0	44.8	53.2
Less: consolidated cost of handsets and accessories *	973.5	870.7	224.5	249.3
Consolidated handset subsidy costs	752.5	693.7	179.7	196.1
Consolidated selling and marketing	527.9	573.9	126.2	157.2
Costs per statement of operations	1,280.4	1,267.6	305.9	353.3
Less: consolidated costs unrelated to initial customer acquisition	(325.9)	(342.5)	(65.7)	(68.9)
Customer acquisition costs	$954.5	$925.1	$240.2	$284.4

Cost per Gross Add	$260	$280	$227	$344

* Excludes $14.1 million related to a charge for unfulfilled handset commitments that was recorded in the third quarter of 2013.

Nextel Brazil

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Handset and accessory revenues	$154.7	$98.7	$28.3	$34.6
Less: uninsured handset replacement revenues	(8.1)	(8.6)	(1.3)	(2.2)
Handset and accessory revenues, net	146.6	90.1	27.0	32.4
Less: cost of handsets and accessories *	415.1	236.6	103.7	92.2
Handset subsidy costs	268.5	146.5	76.7	59.8
Selling and marketing	267.5	207.7	62.3	65.0
Costs per statement of operations	536.0	354.2	139.0	124.8
Less: costs unrelated to initial customer acquisition	(74.7)	(40.0)	(16.5)	(6.2)
Customer acquisition costs	$461.3	$314.2	$122.5	$118.6

Cost per Gross Add	$277	$234	$295	$334

* Excludes $14.1 million related to a charge for unfulfilled handset commitments that was recorded in the third quarter of 2013/

Nextel Mexico

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Handset and accessory revenues	$41.8	$40.0	$9.3	$7.6
Less: uninsured handset replacement revenues	(12.4)	(8.9)	(2.4)	(2.4)
Handset and accessory revenues, net	29.4	31.1	6.9	5.2
Less: cost of handsets and accessories	491.0	547.0	102.4	133.9
Handset subsidy costs	461.6	515.9	95.5	128.7
Selling and marketing	207.5	292.8	52.3	71.9
Costs per statement of operations	669.1	808.7	147.8	200.6
Less: costs unrelated to initial customer acquisition	(245.3)	(299.0)	(46.6)	(62.0)
Customer acquisition costs	$423.8	$509.7	$101.2	$138.6

Cost per Gross Add	$411	$559	$261	$729

Nextel Argentina

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013

Handset and accessory revenues	$45.1	$60.9	$10.8	$15.6
Less: uninsured handset replacement revenues	—	—	—	—
Handset and accessory revenues, net	45.1	60.9	10.8	15.6
Less: cost of handsets and accessories	69.7	90.9	18.4	23.1
Handset subsidy costs	24.6	30.0	7.6	7.5
Selling and marketing	47.4	61.6	11.2	16.5
Costs per statement of operations	72.0	91.6	18.8	24.0
Less: costs unrelated to initial customer acquisition	(5.9)	(3.6)	(2.6)	(0.6)
Customer acquisition costs	$66.1	$88.0	$16.2	$23.4

Cost per Gross Add	$68	$84	$63	$83

Impact of Foreign Currency Fluctuations
The following table shows the impact of changes in foreign currency exchange rates on certain financial measures for the twelve and three months ended December 31, 2013 compared to the same period in 2014 by (i) adjusting the relevant measures for the twelve and three months ended December 31, 2013 to levels that would have resulted if the average foreign currency exchange rates for the twelve and three months ended December 31, 2013 were the same as the average foreign currency exchange rates that were in effect for the twelve and three months ended December 31, 2014; and (ii) comparing the actual and adjusted financial measures for the twelve and three months ended December 31, 2013 to the similar financial measures for the twelve and three months ended December 31, 2014 to show the percentage change in those measures before and after taking those adjustments into account. The amounts reflected in the following table for operating income before depreciation and amortization on a consolidated basis and segment earnings for Nextel Brazil, Nextel Mexico and Nextel Argentina, before the adjustments for changes in foreign currency exchange rates, are based on the calculations contained elsewhere in these non-GAAP reconciliations for the twelve and three months ended December 31, 2014 and 2013. The average foreign currency exchange rates for each of the relevant currencies during each of the twelve and three months ended December 31, 2014 and 2013 are included in the notes to the table below. The information reflected in the following table is not a measurement under accounting principles generally accepted in the United States and should be considered in addition to, but not as a substitute for, the information contained in our statements of operations. We believe that these calculations provide useful information concerning our relative performance for the twelve and three months ended December 31, 2014 compared to the same periods in 2013 by removing the impact of the significant difference in the average foreign currency exchange rates in effect for those periods.

NII Holdings, Inc.
(dollars in thousands)

	Three Months Ended December 31,
	4Q 2013 Actual	4Q 2013 Adjustment (1)	4Q 2013 Normalized (1)	4Q 2014 Actual	4Q 2013 to 4Q 2014 Actual Growth Rate (2)	4Q 2013 to 4Q 2014 Normalized Growth Rate (3)

Consolidated:
Operating revenues	$1,063,768	$(119,816)	$943,952	$854,231	(20)%	(10)%
Adjusted operating loss before depreciation and amortization	(28,992)	33,507	4,515	(83,163)	187%	NM
Nextel Brazil:
Operating revenues	$502,566	$(53,083)	$449,483	$431,939	(14)%	(4)%
Segment earnings (losses)	3,632	(384)	3,248	(49,314)	NM	NM
Nextel Mexico:
Operating revenues	$413,963	$(24,344)	$389,619	$321,087	(22)%	(18)%
Segment earnings (losses)	7,143	(420)	6,723	(30,643)	NM	NM
Nextel Argentina:
Operating revenues	$147,293	$(42,389)	$104,904	$101,140	(31)%	(4)%
Segment earnings	48,728	(14,023)	34,705	13,851	(72)%	(60)%

NII Holdings, Inc.
(dollars in thousands)

	Year Ended December 31,
	YTD 2013 Actual	YTD 2013 Adjustment (1)	YTD 2013 Normalized (1)	YTD 2014 Actual	YTD 2013 to YTD 2014 Actual Growth Rate (2)	YTD 2013 to YTD 2014 Normalized Growth Rate (3)

Consolidated:
Operating revenues	$4,711,567	$(466,023)	$4,245,544	$3,688,720	(22)%	(13)%
Adjusted operating income (loss) before depreciation and amortization	458,648	(57,343)	401,305	(251,401)	(155)%	(163)%
Nextel Brazil:
Operating revenues	$2,208,034	$(183,814)	$2,024,220	$1,848,918	(16)%	(9)%
Segment earnings (losses)	311,129	(25,901)	285,228	(133,691)	(143)%	(147)%
Nextel Mexico:
Operating revenues	$1,872,697	$(74,781)	$1,797,916	$1,417,163	(24)%	(21)%
Segment earnings (losses)	179,896	(7,184)	172,712	(90,481)	(150)%	(152)%
Nextel Argentina:
Operating revenues	$636,448	$(207,428)	$429,020	$424,971	(33)%	(1)%
Segment earnings	179,418	(58,475)	120,943	76,241	(58)%	(37)%

(1)
The "YTD 2013 Normalized" and "4Q 2013 Normalized" amounts reflect the impact of applying the average foreign currency exchange rates for the twelve and three months ended December 31, 2014 to the operating revenues earned in foreign currencies and to the other components of each of the actual financial measures shown above for the twelve and three months ended December 31, 2013, other than certain components of those measures consisting of U.S. dollar-based operating expenses, which were not adjusted. The amounts included under the columns "YTD 2013 Normalized" and "4Q 2013 Normalized" reflect the amount determined by subtracting the "YTD 2013 Normalized" and "4Q 2013 Normalized" amounts calculated as described in the preceding sentence from the "YTD 2013 Normalized" and "4Q 2013 Normalized" amounts and reflect the impact of the year-over-year change in the average foreign currency exchange rates on each of the financial measures for the twelve and three months ended December 31, 2014. The average foreign currency exchange rates for each of the relevant currencies during the twelve and three months ended December 31, 2014 and 2013 for purposes of these calculations were as follows:

	Year Ended December 31,		Three Months Ended December 31,
	2014	2013	2014	2013
Brazilian real	2.35	2.16	2.55	2.28
Mexican peso	13.30	12.77	13.84	13.03
Argentine peso	8.13	5.48	8.51	6.06

(2)
The percentage amounts in these columns reflect the growth rates for each of the financial measures comparing the amounts in the "YTD 2014 Actual" and "4Q 2014 Actual" columns with those in the "YTD 2013 Actual" and "4Q 2013 Actual" columns.

(3)
The percentage amounts in these columns reflect the growth rates for each of the financial measures comparing the amounts in the "YTD 2014 Actual" and "4Q 2014 Actual" columns with those in the "YTD 2013 Normalized" and "4Q 2013 Normalized" columns.